UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 _______________________
FORM 8-K
_______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 24, 2022
 _______________________
UNIVEST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	0-7617	23-1886144
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)
14 North Main Street, Souderton, Pennsylvania 18964
(Address of principal executive office)(Zip Code)
Registrant’s telephone number, including area code (215) 721-2400
Not applicable
(Former name or former address, if changed since last report)
 _______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))
Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of exchange on which registered
Common Stock, $5 par value	UVSP	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicated by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02	Results of Operations and Financial Condition
On January 26, 2022, Univest Financial Corporation (the “Corporation”), parent company of Univest Bank and Trust Co. (the "Bank"), issued a press release reporting 2021 fourth quarter and full year earnings. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 5.02	Departure of Certain Directors or Certain Officers; Election of Directors; Appointment of Certain Directors; Compensatory Arrangement of Certain Officers
On January 26, 2022, the Board of Directors of the Corporation appointed Michael S. Keim as Chief Operating Officer of the Corporation. Mr. Keim currently serves as Senior Executive Vice President of the Corporation and President and Director of the Bank and will continue to retain those titles and corresponding management responsibilities.
Mr. Keim, age 54, joined the Corporation in 2008 as a Senior Vice President, Residential Mortgage Operations Director, before being promoted to Executive Vice President and Chief Financial Officer of the Corporation and the Bank in 2013, and subsequently promoted to President of the Bank and Senior Executive Vice President of the Corporation and the Bank in 2015.
For a description of the Change in Control Agreement that the Corporation maintains with Mr. Keim, the sections "Executive Compensation - Other Executive Compensation Practices - Change In Control Agreements" and "Other Potential Post-Employment Payments" in the Corporation's Definitive Proxy Statement for the Corporation's 2021 Annual Meeting of Shareholders, as filed with the Securities and Exchange Commission on March 19, 2021, are incorporated herein by reference.
On January 24, 2022, Duane J. Brobst, Senior Executive Vice President and Chief Credit Officer of the Corporation and the Bank announced his retirement, effective April 15, 2022.

Item 9.01	Financial Statements and Exhibits
(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Exhibits

Exhibit No.	Description of Document

99.1	Press release issued by Univest Financial Corporation on January 26, 2022

104	The cover page from the Corporation's Form 8-K, formatted in Inline XBRL

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Univest Financial Corporation

By:	/s/ Brian J. Richardson
Name:	Brian J. Richardson
Title:	Senior Executive Vice President,
Chief Financial Officer
January 27, 2022

EXHIBIT INDEX

Exhibit No.	Description of Document

99.1	Press release issued by Univest Financial Corporation on January 26, 2022

104	The cover page from the Corporation's Form 8-K, formatted in Inline XBRL